PennantPark Investment Corporation Schedules Earnings Release of First Fiscal Quarter 2017 Results

NEW YORK, NY -- (Marketwired - January 10, 2017) - PennantPark Investment Corporation (the "Company") (NASDAQ: PNNT) announced that it will report results for the first fiscal quarter ended December 31, 2016 on Wednesday, February 8, 2017 after the close of the financial markets.

The Company will also host a conference call at 10:00 a.m. (Eastern Time) on Thursday, February 9, 2017 to discuss its financial results. All interested parties are welcome to participate. You can access the conference call by dialing (877) 627-6590 approximately 5-10 minutes prior to the call. International callers should dial (719) 325-4790. All callers should reference PennantPark Investment Corporation. An archived replay of the call will be available through February 23, 2017 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #4503840.

ABOUT PENNANTPARK INVESTMENT CORPORATION

The Company is a business development company which principally invests in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt, and equity investments. The Company is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. PennantPark Investment Corporation undertakes no duty to update any forward-looking statement made herein. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made.

CONTACT:
Aviv Efrat
PennantPark Investment Corporation
(212) 905-1000
www.pennantpark.com